UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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HOSPITALITY INVESTORS TRUST, INC.
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2019 Annual Meeting
November 6, 2019

Important proxy voting material is ready for your action.
This email represents the following share(s):
HOSPITALITY INVESTORS TRUST -COM          123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.          123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.          123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.          123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.          123,456,789,012.00000
HOSPITALITY INVESTORS TRUST, INC.          123,456,789,012.00000

Three
Ways to Vote

Now via ProxyVote

At the Meeting

By Phone 1.800.690.6903

 Vote By
 November 5, 2019 11:59 P.M. ET

Control Number:  0123456789012345

If you have any questions or need assistance to authorize a proxy to vote your shares, please dial 1-855-601-2247.

Important
Materials

   Proxy Statement

   10-K Report

   Shareholder Letter

For holders as of August 9, 2019

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